SUBSEQUENT EVENTS	6 Months Ended
Feb. 28, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10 – SUBSEQUENT EVENTS

We exercised our right to extend the maturity date of the LOC Agreement on March 1, 2025 and April 1, 2025.

On March 7, 2025, we entered into a Machine Lease Agreement with a third party, under which we sold the hash capacity under 2,500 of our ASIC miners for the period from March 8, 2025 to May 7, 2025 for $850,000, of which $670,000 is payable on March 7, 2025 and the remaining $180,000 is payable on April 7, 2025. The miners shall remain in their current hosted location, and the lessee has no right to obtain physical possession of the units. We are responsible for any casualty loss of the units, insuring the units, any repair or maintenance cost of the units, any taxes assessed against the units, and any hosting fees or electricity costs of the Units. The lessee is entitled to all mining rewards from the units during the term of the agreement. While the lessee assumes all risk associated with the variability of production of the units, we provided a down-time guarantee under which the lessee is entitled to a credit to the extent that downtime exceeds one percent during the term of the agreement.

On April 8, 2025, Soluna SW, LLC, which hosts 1,095 ASIC miners for us at its Murray, Kentucky location, elected not to renew its hosting agreement with us on the existing terms.  The scheduled termination date is April 30, 2025.  We are evaluating our options to enter into a new agreement with Soluna on less favorable terms, move our ASIC miners to an alternative hosting provider or sell the ASIC miners.